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                                                                   Exhibit 10.13


                  FOURTH AMENDMENT TO LEASE AGREEMENT BETWEEN

               METROPOLITAN LIFE INSURANCE COMPANY, AS LANDLORD

                                      AND

                         ACTIVE POWER, INC., AS TENANT

         To be attached to and form a part of Lease made the 12th day of March 1996 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant.

     THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this "Fourth Amendment) made and entered into as of the 20th day of August, 1999 by and between METROPOLITAN LIFE INSURANCE COMPANY ("Landlord") and ACTIVE POWER, INC., ("Tenant").

                             W I T N E S S E T H:

     Landlord and Tenant entered into that certain Lease Agreement dated March 12, 1996 (the "Lease" for space in Stonehollow 1), the Third Amendment dated October 10, 1997 addresses an expansion of space into STONEHOLLOW 2 of approximately 15,080 square feet of space located at 11525 Stonehollow Drive, Suite 225, Austin, Texas.

     Landlord and Tenant now desire to further amend the Lease Agreement and Amendments in certain respects as more fully hereinafter set forth. Landlord and Tenant agree as follows:

1. Landlord and Tenant agree to extend the term of the 15,080 square foot space (Suite 225 in Stonehollow 2) for an additional twelve (12) months. Effective date to be November 1, 1999 and the Expiration Date to be October 31, 2000.

2.   Tenant agrees to accept space in its current "as is" condition.

3. The base rental for this 15,080 square foot space shall be $0.71 per square foot per month (NNN).

4. Except as specifically amended hereby, the Lease shall remain unaffected hereby and in full force and effect as originally written.

                DATED AS OF THE 20 DAY OF AUGUST, 1999.

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WITNESS:              LANDLORD:
                      Metropolitan Life Insurance Company, a New York corporation, on behalf of a commingled separate account
/s/ Susan R. Barra

                      By: SSR Realty Advisors, Inc., a Delaware corporation, as Investment Advisor to Metropolitan Life Insurance Company


                      By:
                      Name:       /s/ A. Alan Bates
                      Title:      A. Alan Bates
                      Address:    _____________________________________________
                                  _____________________________________________
                                  _____________________________________________
                      Telephone:  _____________________________________________
                      Fax:        _____________________________________________

WITNESS:              TENANT:
                      ACTIVE POWER, INC.

/s/ Diane G. Lung
                      By:         /s/ Joseph F. Pinkerton, III
                      Name:       Joseph F. Pinkerton
                      Title:      President
                      Address:    11525 Stonehollow, #635
                                  Austin, TX  78758
                                  _____________________________________________
                      Telephone:  512-836-6464
                      Fax:        512-836-4511

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